Exhibit 10.54.1

AMENDMENT NUMBER ONE

to the

SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

dated as of April 14, 2006

among

WACHOVIA INVESTMENT HOLDINGS, LLC,

WACHOVIA BANK, NATIONAL ASSOCIATION,

NOVASTAR MORTGAGE INC.,

NOVASTAR CERTIFICATES FINANCING, LLC,

NOVASTAR CERTIFICATES FINANCING CORPORATION,

NOVASTAR ASSETS CORP.

NOVASTAR FINANCIAL, INC.

and

NFI HOLDING CORPORATION

AMENDMENT NUMBER ONE (“Amendment Number One”), dated as of March 29, 2007 (the “Effective Date”), by and among Wachovia Investment Holdings, LLC (“WIH”), as buyer and Wachovia Bank, National Association (“WBNA”), as buyer (WBNA and WIH each a “Buyer” and collectively “Buyers”, NovaStar Mortgage, Inc. (“NMI”), as seller, NovaStar Certificates Financing LLC (“NCFLLC”), as a seller, NovaStar Certificates Financing Corporation (“NCFC”), as a seller and NovaStar Assets Corp. (“NAC”), as seller ( NMI, NCFLLC, NCFC and NAC, each a Seller and collectively, jointly and severally, the “Sellers”), Novastar Financial, Inc. (“NFI”) and NFI Holding Corporation (“NFI Holding” and together with NFI, each a “Guarantor”, and collectively, jointly and severally, the “Guarantors”) to the Second Amended and Restated Master Repurchase Agreement, dated as of April 14, 2006, as amended, by and among the Buyer, Seller and Guarantors, as amended (the “Master Repurchase Agreement”).

RECITALS

WHEREAS, the Buyers, the Sellers and the Guarantors have agreed to amend the Master Repurchase Agreement, pursuant to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.

SECTION 2. Amendments. Effective as of the Effective Date, Section 2(a) of the Master Repurchase Agreement is hereby amended as follows:

(a) The definition of “Adjusted Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:

“Adjusted Tangible Net Worth” means shall mean at any date:

(a) Book Net Worth plus the notional amount of any Trust Preferred Securities, minus

(b)(1) all receivables from directors, officers and shareholders of NFI and its consolidated Subsidiaries and (2) the sum of all assets which would be classified as intangible assets of NFI and its consolidated Subsidiaries under GAAP (except purchased and capitalized value of servicing rights), including, without limitation, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and research and product development costs), minus

(c) The amount of unrealized gains on debt securities (as defined in FASB 115) of NFI and any Subsidiaries of NFI Holding, plus

(d) The amount of unrealized losses on debt securities (as defined in FASB 115) of NFI and any Subsidiaries of NFI Holding.

Provided that in all cases such amounts shall be determined by combining the relevant figures for NFI and for NFI Holding and its consolidated Subsidiaries and its Affiliates, as accounted for under the equity method.

(b) The definition of “Required Equity” is hereby deleted in its entirety and replaced with the following:

“Required Equity” shall mean, with respect to the Guarantors (and its consolidated Subsidiaries) (together, the “Companies”), the sum of the dollar amounts calculated after multiplying the amount determined by combining the relevant figures for the Guarantors and their consolidated Subsidiaries for each asset class set forth in the table below (or if such asset class is owned by NFI or a consolidated Subsidiary but cannot be determined by combining the relevant figures for the Guarantors and their consolidated Subsidiaries, the fair market value thereof as calculated by the Companies subject, however, to the approval of the Buyers which will not be unreasonably withheld) by the Percentage Multipliers set forth opposite such asset class in the table below:

Asset Class	Percentage Multiplier
Cash	0%
Mortgage Loans held-for-sale including accrued interest and WUSA loans	5%
Mortgage loans held-in-portfolio including accrued interest (securitized in an owners trust)	5%
Mortgage loans held-in-portfolio including accrued interest (securitized in a REMIC trust)	1.75%
AAA-Rated I/O and Prepay (P) Certificates booked on-B/S	25%
BBB NIM Certificates	25%
Residuals from whole loan securitizations (including 1999-1)	35%
Residuals from NIM/CAPS	100%
Non-rated subordinate bonds (i.e. class O from 2002-2)	100%
A-Rated Mortgage-Backed Securities not in CDO	20%
BBB-Rated Mortgage-Backed Securities not in CDO	25%
BB-Rate Mortgage-Backed Securities not in CDO	50%
Mortgage-Backed Securities in CDO	5%
CDO Equity Sub Notes	100%
CDO BBB Bonds	5%
Agency Securities	3%
Servicing Agreements (Mortgage Servicing Rights)	35%
Servicing Advances	15%
REO + Non-performing (90+ & foreclosures from bond collateral calls)	35%
Other assets
- Hedging Agreements (Value of reserves that are not reflected in Marks to Market that impact equity)	100%
- All Other Assets (all else remaining – including Other Receivables & PP&E)	35%
Intangible Assets	100%

(c) The following definition of “Trust Preferred Securities” is hereby added to Section 2(a) of the Master Repurchase Agreement:

“Trust Preferred Securities” shall mean securities representing the preferred beneficial interests in the assets of a trust, whose only assets are the junior subordinated notes issued by the holder of the common securities of the trust.

SECTION 3. Conditions Precedent. This Amendment Number One shall become effective on the date on which the Buyers shall have received the following:

(a) this Amendment Number One, executed and delivered by duly authorized officers of each of the Seller, the Guarantors and the Buyer; and

(b) such other documents as the Buyers or counsel to the Buyers may reasonably request.

SECTION 4. Representations. In order to induce the Buyers to execute and deliver this Amendment Number One, the Sellers and the Guarantors hereby represent and warrant to the Buyer that (i) no Default or Event of Default has occurred prior to the date hereof and is continuing on the date hereof and (ii) as of the date hereof, after giving effect to this Amendment Number One, the Sellers and each Guarantor are in full compliance with all of the representations and warranties, covenants and any other terms and conditions of the Program Documents.

SECTION 5. Governing Law. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Costs. Sellers and Guarantors shall promptly reimburse the Buyers for all out-of-pocket costs and expenses of the Buyers in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the fees and expenses of counsel for the Buyers).

SECTION 8. Limited Effect. Except as amended hereby, the Master Repurchase Agreement shall continue in full force and effect in accordance with its respective terms. Reference to this Amendment Number One need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant thereto, any reference in any of such items to the Master Repurchase Agreement, being sufficient to refer to the Master Repurchase Agreement, as amended hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the Sellers, the Guarantors and the Buyers have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

NOVASTAR MORTGAGE INC., as a Seller

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

NOVASTAR CERTIFICATES FINANCING, LLC, as a Seller

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

NOVASTAR CERTIFICATES FINANCING CORPORATION, as a Seller

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

NOVASTAR ASSETS CORP., as a Seller

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Buyer

By:	/s/ Andrew W. Riebe
Name:	Andrew W. Riebe
Title:	Director

WACHOVIA INVESTMENT HOLDINGS, LLC, as a Buyer

By:	/s/ Andrew W. Riebe
Name:	Andrew W. Riebe
Title:	Director

Acknowledged and Agreed:

NOVASTAR FINANCIAL, INC., as a Guarantor

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

NFI HOLDING CORPORATION, as a Guarantor

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President